SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 31, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
                    (Exact name of Registrant as specified in
                                  its charter)
                           (Originator of the Wachovia
                            Credit Card Master Trust)

 United States                     33-95714                        22-2716130
 United States                     33-99442-01                     22-2716130
 -------------                     -----------                     ----------
(State or other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

             (c)  Exhibits
             28.1 Series 1995-1 Monthly Servicing Certificate - January 31, 2000
             28.2 Monthly Series 1995-1 Certificateholders' Statement -
                  January 31, 2000
             28.3 Series 1999-1 Monthly Servicing Certificate - January 31, 2000
             28.4 Monthly Series 1999-1 Certificateholders' Statement -
                  January 31, 2000
             28.5 Series 1999-2 Monthly Servicing Certificate - January 31, 2000
             28.6 Monthly Series 1999-2 Certificateholders' Statement -
                  January 31, 2000

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



      Dated: February 24, 2000                          By:  Donald K. Truslow
                                                        Title: Comptroller

                                INDEX TO EXHIBITS

                                                                                          Sequentially
 Exhibit                                                                                    Numbered
 Number                                          Exhibit                                    Pages
 ------                                          -------                                    -----

  28.1      Series 1995-1 Monthly Servicing Certificate - January 31, 2000                   1-7
  28.2      Monthly Series 1995-1 Certificateholders' Statement - January 31, 2000           1-10
  28.3      Series 1999-1 Monthly Servicing Certificate - January 31, 2000                   1-7
  28.4      Monthly Series 1999-1 Certificateholders' Statement - January 31, 2000           1-10
  28.5      Series 1999-2 Monthly Servicing Certificate - January 31, 2000                   1-7
  28.6      Monthly Series 1999-2 Certificateholders' Statement - January 31, 2000           1-10